1

NEWS
                                             Delta and Pine Land Company
                                             P.O. Box 157
                                             Scott, Mississippi 38772
--------------------------------------------------------------------------------

Contact: Investors                           Media
         Tom Jagodinski                      Jonathan Gasthalter/Amy Cohen
         Delta and Pine Land Company         Citigate Sard Verbinnen
         (662) 742-4518                      (212) 687-8080

                       DELTA AND PINE LAND COMPANY REPORTS
            FOURTH QUARTER AND FISCAL YEAR END 2004 FINANCIAL RESULTS

o     Reports Record Sales of $314.9 Million
o     Results Affected by Previously Announced Technology Acquisition
o     Announces Quarterly Dividend of $0.12 Per Share

      SCOTT, MS, October 26, 2004 -- Delta and Pine Land Company (NYSE:DLP) ("D&PL"), a leading commercial breeder, producer and marketer of cotton planting seed, today announced financial results for the fourth fiscal quarter and year ended August 31, 2004.

      Fourth Quarter Results
      Net sales in the fiscal 2004 fourth quarter were $27.6 million, compared to $2.4 million in the fiscal 2003 fourth quarter. Current year fourth quarter sales benefited from late season cotton and soybean shipments as well as lower technology fee rebates from crop destruct and replant claims than in the prior year quarter. Fiscal 2004 fourth quarter earnings were reduced due to a charge related to the acquisition of licenses from Syngenta, which was announced in August, 2004. After charges of $0.63 per diluted share related to the write-off of acquired in-process research and development ("IPR&D") and related transaction expenses and $0.02 per diluted share related to Pharmacia/Monsanto litigation expenses, net loss for the 2004 fourth quarter was $0.75 per diluted share, compared to last year's fourth quarter net loss of $0.25 per diluted share. In the prior year fourth quarter, Pharmacia/Monsanto litigation expenses were $0.07 per diluted share.

      Annual Operating Results
      Net sales for the fiscal 2004 year reached the highest level in the Company's history and were $314.9 million, compared to $284.5 million in the prior year. The increase in sales was primarily due to increased licensing fees from cottonseed sales, resulting in part from higher sales of stacked gene products, as well as lower technology fee rebates in 2004 for crop loss and replant claims. In addition, total international revenues increased approximately 30% over prior year due to stronger sales in Australia, Brazil, South Africa, Mexico and Colombia. Soybean seed sales were also significantly higher during the 2004 fiscal year. Operating expenses, other than those related to the write-off of the acquired IPR&D, increased during the 2004 fiscal year due to higher research and development costs and an increase in professional services fees.
      After charges of $0.61 per diluted share related to the write-off of acquired IPR&D and related Syngenta transaction expenses and $0.18 per diluted share related to Pharmacia/Monsanto litigation expenses, net income for the year ended August 31, 2004 was $0.13 per diluted share, compared to $0.70 per diluted share in the prior year. In fiscal 2003, expenses associated with the Pharmacia/Monsanto litigation were $0.21 per diluted share. Prior year net income was also impacted by expenses related to two U.S. facility closings and workforce reductions at two foreign locations that reduced earnings per diluted share by $0.02.
      Tom Jagodinski, President and CEO said, "We are pleased that many of our newer products continued to win wide acceptance by our farmer customers, and are optimistic about our product pipeline, which is the best we have had in years. In addition, we remain focused on new trait development and are incorporating those new traits into our most elite material. Some of the new varieties in the research pipeline outperform the best performing varieties sold today. Unlike 2004, when seed supply constrained sales of some key products, we expect to have ample seed of the most popular new varieties for sale in 2005."

      Quarterly Dividend
      The Company announced its Board of Directors had declared a dividend of $0.12 per share for the first quarter of fiscal 2005. The dividend, payable to shareholders of record on November 30, 2004, will be paid on December 14, 2004.

      Stock Repurchase Plan
      For the year ended August 31, 2004, the Company purchased 250,200 shares of its common stock at an aggregate purchase price of $5.7 million. The Company will continue to purchase its shares from time to time depending on market conditions and other factors.

      2005 Earnings Outlook
      The Company also announced that it will provide earnings guidance for fiscal year 2005 later this year, once the harvest is complete and 2005 U.S. cotton planting estimates have been made.

      Conference Call
      D&PL will hold a conference call with the investment community to review this announcement on Tuesday, October 26, 2004, at 2:00 p.m. ET/ 1:00 p.m. CT. The call can be accessed by dialing 800-374-0532 (International, 706-634-0148), passcode: 1709844. Live audio of the conference call will also be accessible at www.vcall.com. The call will be available on the website for 90 days, and will also be available by replay from 3:00 p.m. ET/ 2:00 p.m. CT on Tuesday, October 26, through midnight on Tuesday, November 2, 2004, by dialing 800-642-1687 (International, 706-645-9291) and entering the pass code: 1709844.

      About Delta and Pine Land Company
      Delta and Pine Land Company is a leading commercial breeder, producer and marketer of cotton planting seed. Headquartered in Scott, Mississippi, with multiple offices in eight states and facilities in several foreign countries, D&PL also breeds, produces and markets soybean planting seed in the U.S. For more information, please refer to the Company's website at www.deltaandpine.com.
                                      # # #

Certain matters discussed in this release are "forward-looking statements," including statements about the Company's future plans, goals and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by the Private Securities Litigation Reform Act of 1995. They can generally be identified because the context of such statements will include words such as "believes," "anticipates," "expects" or words of similar import. It is the nature of agricultural seed businesses that supply, demand and their timing are affected by many variables, including commodity prices, weather and government policy. Due to the seasonal nature of the seed business, the Company typically incurs losses in its first and fourth quarters. Additional risks and uncertainties with respect to the Company's business and forward looking statements are set forth in the Company's latest filings with the Securities and Exchange Commission.

                  DELTA AND PINE LAND COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                           FOR THE THREE MONTHS ENDED
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                                     August 31,          August 31,
                                                                                        2004                2003
                                                                                  -----------------   ------------------

NET SALES AND LICENSING FEES                                                      $         27,631    $          2,415
COST OF SALES                                                                               21,151               2,742
                                                                                  -----------------   ------------------
GROSS PROFIT (LOSS)                                                                          6,480                (327)
                                                                                  -----------------   ------------------
OPERATING EXPENSES:
   Research and development                                                                  4,838               4,633
   Selling                                                                                   2,512               2,736
   General and administrative                                                                5,746               3,263
   In-process research and development and related transaction costs                        38,532                   -
                                                                                  -----------------   ------------------
                                                                                            51,628              10,632
                                                                                  -----------------   ------------------
OPERATING LOSS                                                                             (45,148)            (10,959)

INTEREST INCOME, NET                                                                           561                 358
OTHER EXPENSE, NET                                                                            (545)             (3,680)
EQUITY IN NET LOSS OF AFFILIATE                                                               (784)               (485)
MINORITY INTEREST IN LOSS (EARNINGS) OF SUBSIDIARIES                                            77                (308)
                                                                                  -----------------   ------------------

LOSS BEFORE INCOME TAXES                                                                   (45,839)            (15,074)
INCOME TAX BENEFIT                                                                         (17,261)             (5,713)
                                                                                  -----------------   ------------------

NET LOSS                                                                                   (28,578)             (9,361)

DIVIDENDS ON PREFERRED STOCK                                                                  (128)               (107)
                                                                                  -----------------   ------------------
NET LOSS APPLICABLE TO COMMON SHARES                                              $        (28,706)   $         (9,468)
                                                                                  =================   ==================

BASIC AND DILUTED NET LOSS PER SHARE                                              $          (0.75)   $          (0.25)
                                                                                  =================   ==================

NUMBER OF SHARES USED IN BASIC AND DILUTED NET LOSS
    PER SHARE CALCULATIONS                                                                  38,451              38,103
                                                                                  =================   ==================


DIVIDENDS PER COMMON SHARE                                                        $           0.12    $           0.10
                                                                                  =================   ==================


                  DELTA AND PINE LAND COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                           FOR THE TWELVE MONTHS ENDED
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                                     August 31,           August 31
                                                                                        2004                2003
                                                                                  -----------------   ------------------

NET SALES AND LICENSING FEES                                                      $        314,871    $        284,487
COST OF SALES                                                                              205,863             183,820
                                                                                  -----------------   ------------------
GROSS PROFIT                                                                               109,008             100,667
                                                                                  -----------------   ------------------
OPERATING EXPENSES:
   Research and development                                                                 18,436              16,669
   Selling                                                                                  11,693              10,971
   General and administrative                                                               18,787              15,358
   Special charges                                                                               -                 962
   In-process research and development and related transaction costs                        38,532                   -
                                                                                  -----------------   ------------------
                                                                                            87,448              43,960
                                                                                  -----------------   ------------------
OPERATING INCOME                                                                            21,560              56,707

INTEREST INCOME, NET                                                                         1,522               1,100
OTHER EXPENSE, NET                                                                         (10,518)            (12,178)
EQUITY IN NET LOSS OF AFFILIATE                                                             (3,551)             (1,977)
MINORITY INTEREST IN EARNINGS OF SUBSIDIARIES                                               (2,303)             (1,104)
                                                                                  -----------------   ------------------

INCOME BEFORE INCOME TAXES                                                                   6,710              42,548
INCOME TAX EXPENSE                                                                           1,394              14,743
                                                                                  -----------------   ------------------

NET INCOME                                                                                   5,316              27,805

DIVIDENDS ON PREFERRED STOCK                                                                  (491)               (288)
                                                                                  -----------------   ------------------
NET INCOME APPLICABLE TO COMMON SHARES                                            $          4,825    $         27,517
                                                                                  =================   ==================

BASIC NET EARNINGS PER SHARE                                                      $           0.13    $           0.72
                                                                                  =================   ==================

NUMBER OF SHARES USED IN BASIC EARNINGS
    PER SHARE CALCULATIONS                                                                  38,250              38,113
                                                                                  =================   ==================

DILUTED NET EARNINGS PER SHARE                                                    $           0.13    $           0.70
                                                                                  =================   ==================

NUMBER OF SHARES USED IN DILUTED EARNINGS
    PER SHARE CALCULATIONS                                                                  39,670              39,594
                                                                                  =================   ==================

DIVIDENDS PER COMMON SHARE                                                        $           0.46    $           0.27
                                                                                  =================   ==================


                  DELTA AND PINE LAND COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and per share amounts)
                                   (Unaudited)

                                                                            August 31,           August 31,
                                                                               2004                 2003
                                                                         ------------------   -----------------

ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                                $        149,587     $        143,285
Receivables, net                                                                  184,759              166,952
Inventories                                                                        30,151               32,231
Prepaid expenses                                                                    1,923                2,116
Deferred income taxes                                                               9,055               10,677
                                                                         ------------------   -----------------
    Total current assets                                                          375,475              355,261
PROPERTY, PLANT AND EQUIPMENT, NET                                                 61,988               64,441
EXCESS OF COST OVER NET ASSETS OF
      BUSINESSES ACQUIRED                                                           4,183                4,183
INTANGIBLES, net                                                                    5,471                5,470
INVESTMENT IN AFFILIATE                                                                 -                  328
OTHER ASSETS                                                                        1,594                1,869
DEFFERED INCOME TAXES                                                               8,312                    -
                                                                         ------------------   -----------------
TOTAL ASSETS                                                             $        457,023     $        431,552
                                                                         ==================   =================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES :
Notes payable                                                            $          5,639     $             40
Accounts payable                                                                   23,784               17,966
Accrued expenses                                                                  187,890              176,150
Income taxes payable                                                                8,912                9,894
                                                                         ------------------   -----------------
     Total current liabilities                                                    226,225              204,050
                                                                         ------------------   -----------------
LONG-TERM DEBT                                                                     16,486                1,557
                                                                         ------------------   -----------------
DEFERRED INCOME TAXES                                                                   -                5,220
                                                                         ------------------   -----------------
MINORITY INTEREST IN SUBSIDIARIES                                                   4,586                3,618
                                                                         ------------------   -----------------

STOCKHOLDERS' EQUITY:
Preferred stock, par value $0.10 per share; 2,000,000 shares authorized
   Series A Junior Participating Preferred, par value $0.10 per share;
          456,989 shares authorized; no shares issued or outstanding;                   -                    -
   Series M  Convertible  Non-Voting  Preferred,  par  value  $0.l0  per share;
          1,066,667 shares authorized, issued and outstanding                         107                  107
Common stock, par value $0.10 per share; 100,000,000 shares authorized;
          40,162,820 and 39,525,116 shares issued;
          38,495,354 and 38,107,850 shares outstanding                              4,016                3,953
Capital in excess of par value                                                     64,250               54,850
Retained earnings                                                                 176,808              189,610
Accumulated other comprehensive loss                                               (3,736)              (5,442)
Treasury stock, at cost; 1,667,466 and 1,417,266 shares                           (31,719)             (25,971)
                                                                         ------------------   -----------------
TOTAL STOCKHOLDERS' EQUITY                                                        209,726              217,107
                                                                         ------------------   -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $        457,023     $        431,552
                                                                         ==================   =================


                  DELTA AND PINE LAND COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           FOR THE TWELVE MONTHS ENDED
                                 (in thousands)
                                   (Unaudited)

                                                                            August 31,           August 31,
                                                                               2004                 2003
                                                                         ------------------   -----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                            $          5,316     $         27,805
   Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization                                                8,364                7,759
       Loss (gain) on sale of assets                                                  189                  (34)
       Noncash component of in-process research and development                    22,125                    -
       Equity in net loss of affiliate                                              3,551                1,977
       Foreign exchange loss (gain)                                                   124                 (748)
       Minority interest in earnings of subsidiaries                                2,303                1,104
       Change in deferred taxes                                                   (12,294)               3,315
       Changes in assets and liabilities:
              Receivables                                                         (17,693)             (20,804)
              Inventories                                                           1,921                7,849
              Prepaid expenses                                                        178                  144
              Intangibles and other assets                                            (95)                (133)
              Accounts payable                                                      5,571                2,241
              Accrued expenses                                                     12,438               30,114
              Income taxes                                                          3,788               (1,557)
                                                                         ------------------   -----------------
              Net cash provided by operating activities                            35,786               59,032
                                                                         ------------------   -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                              (6,049)              (8,298)
  Sale of investments and property                                                    161                   79
  Investment in affiliate                                                          (2,630)              (1,610)
                                                                         ------------------   -----------------
              Net cash used in investing activities                                (8,518)              (9,829)
                                                                         ------------------   -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments of short-term debt                                                        (277)              (2,109)
  Payments of long-term debt                                                       (1,607)                   -
  Dividends paid                                                                  (18,118)             (10,576)
  Proceeds from short-term debt                                                       245                  467
  Minority interest in dividends paid by subsidiary                                (1,336)                   -
  Payments to acquire treasury stock                                               (5,748)              (6,135)
  Proceeds from exercise of stock options                                           6,004                2,484
                                                                         ------------------   -----------------
              Net cash used in financing activities                               (20,837)             (15,869)
                                                                         ------------------   -----------------

EFFECTS OF FOREIGN CURRENCY EXCHANGE RATES                                           (129)                 860

NET INCREASE IN CASH AND CASH EQUIVALENTS                                           6,302               34,194
CASH AND CASH EQUIVALENTS, beginning of year                                      143,285              109,091
                                                                         ------------------   -----------------
CASH AND CASH EQUIVALENTS, end of year                                   $        149,587     $        143,285
                                                                         ==================   =================

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid during the twelve months for:
      Interest, net of capitalized interest                              $             10     $             60
      Income taxes                                                       $          8,900     $         13,400

   Noncash financing activities:
      Tax benefit of stock option exercises                              $          3,500     $            800


